LIFECORE BIOMEDICAL, INC. SECURITIES PURCHASE AGREEMENT This Securities Purchase Agreement (“Agreement”) is made as of November 25, 2022 (the “Effective Date”), by and among Lifecore Biomedical, Inc., a Delaware corporation (the “Company”), and each of those persons and entities, severally and not jointly, listed as a Purchaser on the Schedule of Purchasers attached as Exhibit A hereto (the “Schedule of Purchasers”). Such persons and entities are hereinafter collectively referred to herein as “Purchasers” and each individually as a “Purchaser.” AGREEMENT In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, and each Purchaser (severally and not jointly) hereby agree as follows: SECTION 1. AUTHORIZATION OF SALE OF THE SHARES. The Company has authorized the sale and issuance of 627,746 shares of its Common Stock, par value $0.001 per share (the “Common Stock”), on the terms and subject to the conditions set forth in this Agreement. The shares of Common Stock sold hereunder at the Closing (as defined in Section 3) shall be referred to as the “Shares.” SECTION 2. PURCHASE AND SALE OF THE SHARES. 2.1 Purchase and Sale. At the Closing (as defined in Section 3), upon the terms and subject to the conditions set forth herein, the Company will issue and sell to each Purchaser, and each Purchaser will purchase from the Company, the number of Shares set forth opposite such Purchaser’s name on the Schedule of Purchasers, at a price per Share equal to $7.97. The aggregate purchase price for the Shares purchased by each Purchaser (the “Purchase Amount”) is set forth opposite such Purchaser’s name on the Schedule of Purchasers. 2.2 Separate Agreement. Each Purchaser shall severally, and not jointly, be liable for only the purchase of the Shares that appear on the Schedule of Purchasers that relate to such Purchaser. The Company’s agreement with each of the Purchasers, is a separate agreement, and the sale of Shares to each of the Purchasers is a separate sale. The obligations of each Purchaser hereunder are expressly not conditioned on the purchase by any or all of the other Purchasers of the Shares such other Purchasers have agreed to purchase. SECTION 3. CLOSING AND DELIVERY. 3.1 Closing. Subject to the terms and conditions set forth herein, the closing of the purchase and sale of the Shares pursuant to this Agreement (the “Closing”) shall be held on November 25, 2022 at the offices of Latham & Watkins LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, CA 92626, or on such other date or at such other location or remotely by facsimile transmission or other electronic means as may be agreed to by the Company and the Purchasers (the “Closing Date”).

2 3.2 Form of Payment. Except as may otherwise be agreed to among the Company and one or more of the Purchasers, on or prior to the business day immediately prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company its Purchase Amount, in United States dollars, via wire transfer and in immediately available funds pursuant to the wire instructions delivered to such Purchaser by the Company on or prior to the Closing Date. 3.3 Issuance of the Shares at the Closing. On the Closing Date, the Company shall instruct its transfer agent to deliver to each Purchaser (i) evidence of a book entry position evidencing the Shares purchased by such Purchaser hereunder, registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser, representing the number of Shares to be purchased by such Purchaser at such Closing as set forth in the Schedule of Purchasers, within two (2) business days after the Closing and (ii) a copy of the records of the Company’s transfer agent showing each Purchaser (or such nominee or custodian) as the owner of the Shares on and as of the Closing Date. The name(s) in which the Shares are to be issued to each Purchaser are set forth in the Purchaser Questionnaire in the form attached hereto as Appendix I (the “Purchaser Questionnaire”), as completed by each Purchaser, which shall be provided to the Company no later than the date hereof. SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth on the Schedule of Exceptions delivered to each Purchaser concurrently with the execution of this Agreement (the “Schedule of Exceptions”), which disclosures qualify these representations and warranties in their entirety, the Company hereby represents and warrants, as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), as follows: 4.1 Organization and Standing. The Company and each of its subsidiaries listed in Exhibit 21.1 to the Company’s Form 10-K for the fiscal year ended May 29, 2022 (such entities, the “subsidiaries”) are duly organized, validly existing as a corporation or other legal entity and in good standing (or the foreign equivalent thereof) under the laws of their respective jurisdictions of organization. The Company and each of its subsidiaries are duly licensed or qualified as a foreign corporation or other legal entity for transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their respective businesses in which they are engaged as described in the SEC Documents (as defined below), except where the failure to be so qualified or in good standing or have such power or authority would not have or would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). 4.2 Corporate Power; Authorization. The Company has full corporate power and authority to execute and deliver this Agreement and to issue, sell and deliver the Shares. This Agreement has been duly authorized, executed and delivered by the Company. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’

3 rights generally, and (ii) as limited by equitable principles generally, including any specific performance. 4.3 Subsidiaries. Except as set forth in the SEC Documents, the Company owns, directly or indirectly, all of the equity interests in each of its subsidiaries free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction, and all the equity interests of the subsidiaries are validly issued and are fully paid, nonassessable and free of preemptive and similar rights. 4.4 Issuance and Delivery of the Shares. The Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in compliance with the provisions of this Agreement, will be duly and validly issued, fully paid and non-assessable and free and clear of any liens, of statutory and contractual preemptive rights, resale rights, rights of first refusal, restrictions of any kind or nature and similar rights (each, an “Encumbrance”), except for restrictions on transfer under this Agreement, applicable state and federal securities laws and Encumbrances created by or imposed by the Purchasers. Assuming the accuracy of the representations made by each Purchaser in Section 5, the offer and sale by the Company of the Shares is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). 4.5 SEC Documents. The Company has filed all reports, schedules, forms, statements and other documents required to be filed with the Securities and Exchange Commission (the “Commission”) by the Company under Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the “SEC Documents”). At the time of filing thereof dates (or, if amended prior to the date of this Agreement, when amended), the SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and, as of their respective dates, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. 4.6 Financial Statements. The financial statements of the Company, together with the related notes and any supporting schedules thereto, included or incorporated by reference in the SEC Documents (the “Financial Statements”) present fairly, in all material respects, the consolidated financial condition, results of operations and cash flows of the Company and each of its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified as of the dates and for the periods indicated. The Financial Statements and any supporting schedules have been prepared in accordance with generally accepted accounting principles as applied in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. 4.7 Auditors. Ernst & Young LLP, who have audited certain financial statements of the Company and delivered their report with respect to the audited financial statements and schedules included in or incorporated by reference into the SEC Documents, is an independent registered public accounting firm with respect to the Company as required by the Securities Act and by the rules of the Public Company Accounting Oversight Board.

4 4.8 Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of common stock and 2,000,000 shares of preferred stock. As of the Effective Date, there are no shares of preferred stock issued and outstanding and there are 29,668,839 shares of Common Stock issued and outstanding, of which no shares are owned by the Company. There are no other shares of any other class or series of capital stock of the Company issued or outstanding. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant the exercise of employee stock options under the Company’s stock option or other employee benefit plans outstanding as of the date of the most recently filed periodic report under the Exchange Act. The Company has no capital stock reserved for issuance, except that, as of the Effective Date, there are 4,204,352 shares of Common Stock reserved for issuance pursuant to the Company’s equity incentive plans, of which 2,900,085 shares are issuable upon the exercise of stock options and vesting of restricted stock units outstanding, in each case as of the date hereof. Except as described in the SEC Documents or as have otherwise been waived (i) no person has the right, contractual or otherwise, to cause the Company or any of its subsidiaries to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company or any of its subsidiaries, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company or any of its subsidiaries, (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares; and (iv) no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company. There are no outstanding securities or instruments of the Company or any of its subsidiaries with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any of its subsidiaries. There are no outstanding securities or instruments of the Company or any of its subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. 4.9 Litigation; Compliance with Law. Except as disclosed in the SEC Documents, there are no actions, suits, proceedings or investigations pending nor, to the Company’s knowledge, threatened by or before any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, if determined adversely, would reasonably be expected to have a Material Adverse Effect. None of the Actions adversely affects or challenges the legality, validity or enforceability of this Agreement or the Shares. To the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act. The Company and its subsidiaries are in compliance with all applicable law, except where such non-

5 compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the SEC Documents, the Company has not received any written, or to its knowledge, other communication from a governmental entity that alleges that the Company and/or its subsidiaries are not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and would not adversely affect or challenge the legality, validity or enforceability of this Agreement or the Shares. 4.10 Consents. No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, Nasdaq), or approval of the stockholders of the Company, is required in connection with the consummation by the Company of the transactions contemplated by this Agreement, other than (i) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered and sold, (ii) any listing applications and related consents or any notices required by Nasdaq in the ordinary course of the offering of the Shares and (iii) where failure to obtain such approval, authorization, or consent or to make such filing, would not impair the ability of the Company to issue and sell the Shares or to consummate the transactions contemplated by this Agreement. 4.11 No Default or Consents. The execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated by this Agreement will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company and/or any of its subsidiaries pursuant to) (A) the charter or bylaws or other organizational or governing documents of the Company and/or any of its subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company and/or any of its subsidiaries is a party or by which it or any of its properties may be bound or affected, or (C) any applicable federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority having jurisdiction over the Company or the Shares (including, without limitation, the rules and regulations of Nasdaq), or (E) any decree, judgment or order applicable to the Company and/or any of its subsidiaries and/or any of their respective properties; except in the case of the foregoing clauses (B), (C), (D) and (E), for any such breaches, violations, defaults or events that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 4.12 No Material Adverse Change. Subsequent to the respective dates as of which information is given in the SEC Documents, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company, (ii) any transaction which is material to the Company, (iii) any obligation or liability, direct or

6 contingent (including any off-balance sheet obligations), incurred by the Company, which is material to the Company, (iv) any change in the capital stock or outstanding indebtedness of the Company or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. 4.13 Intellectual Property. The Company and its subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the SEC Documents as being owned or licensed by them or which are necessary for the conduct of its business as currently conducted or as currently proposed to be conducted, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, “Intellectual Property”). To the Company’s best knowledge, (i) there is no existing infringement by third parties of any Intellectual Property; (ii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates, or would, upon the commercialization of any product or service described in the SEC Documents as under development, infringe or violate, any patent, trademark, tradename, service name, copyright, trade secret or other proprietary rights of others; (v) the Company has materially complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company, and all such agreements are in full force and effect; (vi) there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property or that challenges the validity, enforceability or scope of any of the Intellectual Property; and (vii) there is no prior art that may render any patent application within the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office or of which the Company is otherwise aware. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 4.14 Compliance with Nasdaq Requirements; Depository Trust Company. The Company is in compliance with applicable rules of Nasdaq, including the continued listing requirements thereunder. There are no proceedings pending or, to the Company’s knowledge, threatened against the Company relating to the continued listing of the Common Stock on Nasdaq and the Company has not, in the 12 months preceding the date hereof, received any notice of, nor to the Company’s knowledge is there any reasonable basis for, the delisting of the Common Stock from Nasdaq. The Shares are currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer. 4.15 Properties and Assets. The Company and its subsidiaries have good and marketable title to all real property owned by them, and good and marketable title to all personal property owned by them that are material to the businesses of the Company or such subsidiary, in

7 each case free and clear of all liens, claims, security interests or other encumbrances, except those that (i) do not materially interfere with the use or proposed use of such property, or as would not materially or adversely affect the value of such property or (ii) would not, individually or in the aggregate, have a Material Adverse Effect. Any real or personal property leased by the Company and any of its subsidiaries is held by them under valid, existing and enforceable leases, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the Company or any of its subsidiaries or (B) would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect. 4.16 Taxes. The Company and each of its subsidiaries have filed all federal and other material tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith, except where the failure to so file or pay would not have a Material Adverse Effect, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had, or would have, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been asserted or threatened against it which would have a Material Adverse Effect. 4.17 Investment Company. The Company is not and, after giving effect to the offering and sale of the Shares, will not be, required to register as an “investment company” or an entity “controlled” by an “investment company, as such terms are defined in the Investment Company Act of 1940, as amended. 4.18 Insurance. The Company and each of its subsidiaries maintains insurance by insurers of recognized financial responsibility covering its properties, operations, personnel and business against such losses and risks as are prudent and customary in the industry practice to protect the Company and its business; all such insurance is fully in force on the date hereof. The Company and each of its subsidiaries are in compliance with the terms of such policies in all material respects, and neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or that any insurer has an intent to terminate such insurance. Neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost. 4.19 Governmental Permits, Etc. (i) The Company has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct its business as presently conducted, except where the failure to have, make or obtain the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (ii) the Company is not in violation of, or in default under, or has received notice of any proceedings relating to the revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company, except where such violation, default, revocation or modification would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

8 4.20 Internal Control over Financial Reporting; Sarbanes-Oxley Act. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(c) and 15d-15(e) of the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is made known to the certifying officers by others within the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, and (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Except as disclosed in the SEC Documents, since the end of the Company’s most recent audited fiscal year, to the Company’s knowledge, there have been no significant deficiencies or material weakness detected in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal controls over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company maintains a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the Exchange Act. 4.22 Labor. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the SEC Documents, none of the Company’s or its subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such subsidiary, and neither the Company nor any of its subsidiaries is a party to a collective bargaining agreement, and the Company and its subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any subsidiary is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. The Company and its subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9 4.23 ERISA. To the knowledge of the Company, each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and any of its subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions; neither the Company nor any of its affiliates sponsors, maintains, contributes to, participates in or has any obligations to, or any liability under, any multiemployer plan (as defined in Section 4001(a)(3) of ERISA). 4.24 Environmental Laws. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), has released any hazardous substances regulated by Environmental Law on to any real property that it owns or operates, or has received any written notice or claim that it is liable for any off-site disposal or contamination pursuant to any Environmental Laws; and to the Company’s knowledge, there is no pending or threatened investigation that could reasonably be expected to lead to such a claim. The Company and its subsidiaries (i) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (ii) are in compliance with all terms and conditions of any such permit, license or approval, except where in each clause (i) and (ii) the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 4.25 Foreign Corrupt Practices. Except as disclosed in the SEC Documents, neither the Company nor any director or officer of the Company, any of its subsidiaries, nor, to the knowledge of the Company or any of its subsidiaries, any employee, agent or affiliate of the Company or any of its subsidiaries, is aware of or has taken, any action, directly or indirectly, that would result in a violation by such persons or entities of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), the U.K. Bribery Act 2010, or other applicable anti-corruption laws (collectively, “Anti-Corruption Laws”); the Company will not use the proceeds of the offering of the Shares contemplated hereby in violation of Anti- Corruption Laws; and the Company has instituted and maintains policies and procedures designed to ensure continued compliance therewith. 4.26 Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial

10 recordkeeping and reporting requirements of the USA Patriot Act, the Bank Secrecy Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over the Company and its subsidiaries (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened. 4.27 OFAC. Neither the Company, its subsidiaries nor any of its officers, nor to the knowledge of the Company, after due inquiry, any director, agent, employee or affiliate of the Company and its subsidiaries is (i) currently subject to or the target of any economic, financial or trade sanctions administered or enforced by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom or any other relevant sanctions authority (collectively, “Sanctions”), or (ii) operating, organized or resident in, or is engaging or has engaged in the past five years in any transaction or dealing, directly or indirectly, with a country or territory that is the target of comprehensive U.S. Sanctions or a designated state sponsor of terrorism (collectively, “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity (i) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any person that is the target of Sanctions, or in any Sanctioned Country, or (ii) in any manner that would reasonably be expected to result in the violation of any Sanctions applicable to any party hereto. 4.28 Manipulation of Price. The Company has not taken, directly or indirectly, any action designed, or which has constituted or would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of any of the Shares. 4.29 No Integrated Offering. Neither of the Company nor any of its subsidiaries, officers, directors, any person acting on its or their behalf, has directly or indirectly, made any offers or sales of any security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act or require registration of any of the Shares under the Securities Act or cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act. 4.30 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any of its subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

11 4.31 Registration Rights. Other than each of the Purchasers, no person has any right to cause the Company or any of its subsidiaries to effect the registration under the Securities Act of any securities of the Company or any of its subsidiaries. 4.32 Disqualification Event. No Disqualification Event (as defined below) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii)-(iv) or (d)(3) under the Securities Act is applicable. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1) under the Securities Act. 4.33 Arrangements. The Company has not entered into any side letter or similar agreement with any person or entity in connection with such person’s or entity’s direct or indirect investment in the Company, and no agreement includes terms and conditions (including, without limitation, with respect to purchase price) that are favorable in any material respect and/or materially more advantageous to any such other person or entity than Purchasers hereunder. 4.34 Cybersecurity. (i)(x) There has been no material security breach or other compromise of or relating to any of the Company’s or any of its subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) neither the Company nor any of its subsidiaries have been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iii) the Company and its subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and its subsidiaries have implemented backup and disaster recovery technology substantially consistent with industry standards and practices. 4.35 Disclosure. All due diligence materials regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company to the Purchasers when taken together with the SEC Documents and Schedule of Exceptions, true and correct in all material respects. SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. 5.1 Each Purchaser, severally and not jointly, represents and warrants, as of the date hereof and as of the Closing Date, to the Company that:

12 (a) Such Purchaser (if an entity) is a validly existing corporation, limited partnership, limited liability company, trust, pension plan, or government plan and has all requisite corporate, partnership, limited liability company or other requisite organizational power and authority to enter into and consummate the transactions contemplated by this Agreement and to carry out its obligations hereunder and thereunder, and to invest in the Shares pursuant to this Agreement. (b) Such Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby. (c) Such Purchaser has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares, and has conducted and completed its own independent due diligence. Such Purchaser acknowledges that the Company has made available the SEC Documents. Based on the information such Purchaser has deemed appropriate, and without reliance upon any placement agent, it has independently made its own analysis and decision to enter into this Agreement. Such Purchaser is relying exclusively on the contents of this Agreement and its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of this Agreement, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. Purchaser is not relying and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except for the representations and warranties set forth in Section 4. Such representations and warranties by the Company constitute the sole and exclusive representations and warranties of the Company in connection with the transactions contemplated by this Agreement and Purchaser understands, acknowledges and agrees that all other representations and warranties of any kind or nature whether express, implied or statutory are specifically disclaimed by the Company. (d) The Shares to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act. (e) Such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. (f) Such Purchaser understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge

13 of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder. (g) Such Purchaser has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares and participation in the transactions contemplated by this Agreement (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to such Purchaser, (iii) have been duly authorized and approved by all necessary action on the part of Purchaser, (iv) do not and will not violate or constitute a default under such Purchaser’s charter, by-laws or other constituent document or, to the extent defaults would have a material effect on the Purchaser’s ability to perform its obligations under this Agreement, under any law, rule, regulation, agreement or other obligation by which such Purchaser is bound and (v) are a fit, proper and suitable investment for such Purchaser, notwithstanding the substantial risks inherent in investing in or holding the Shares. (h) The execution, delivery and performance by such Purchaser of this Agreement have been duly authorized and this Agreement has been duly executed and when delivered will constitute the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as may be limited or otherwise affected by means limitations on enforcement and other remedies imposed by or arising under or in connection with applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability, relating to or affecting creditors’ rights generally from time to time in effect or general principles of equity (including concepts of materiality, reasonableness, good faith, and fair dealing with respect to those jurisdictions that recognize such concepts). (i) Such Purchaser is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act. Such Purchaser is not a broker or dealer registered pursuant to Section 15 of the Exchange Act (a “registered broker-dealer”) or an entity engaged in a business that would require it to be so registered and is not affiliated with a registered broker dealer or an entity engaged in a business that would require it to be so registered. Purchaser is not party to any agreement for distribution of any of the Shares. (j) Such Purchaser shall have completed or caused to be completed and delivered to the Company at no later than the date hereof, the Purchaser Questionnaire, and the answers to the Purchaser Questionnaire are true and correct in all material respects as of the date of this Agreement and will be true and correct as of the Closing Date. (k) Such Purchaser understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Shares. (l) Such Purchaser has not taken any of the actions set forth in, or is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act (each a “Disqualification Event”). Purchaser hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Purchaser or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or

14 (d)(3) is applicable. For purposes of this Subsection 5.1(j), “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of the Purchaser’s securities for purposes of Rule 506(d) of the Securities Act. (m) Such Purchaser did not learn of the investment in the Shares as a result of any general solicitation or general advertising. (n) Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Shares was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto. (o) Such Purchaser (including any person controlling, controlled by, or under common control with such Purchaser, as the term “control” is defined pursuant to the Hart-Scott- Rodino Antitrust Improvements Act of 1976, as amended, and its implementing regulations (the “HSR Act”)) in connection with the consummation of the transactions contemplated by this Agreement will not be required to and will not complete a filing with the U.S. government pursuant to the HSR Act. 5.2 Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock) (“Short Sales”), of the securities of the Company during the period commencing as of the time that such Purchaser was first contacted by the Company or any other person regarding the transactions contemplated hereby and ending immediately prior to the Effective Date. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Other than to other persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future. 5.3 Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares. 5.4 Legends. (a) Purchaser understands that, until such time as the Shares have been registered for resale pursuant to the Registration Statement or the Shares may be sold pursuant to Rule 144 under

15 the Securities Act (“Rule 144”) without any restriction as to the number of securities as of a particular date that can then be immediately sold, the certificate or book entry notations evidencing the Shares may bear one or more legends in substantially the following form and substance: “THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.” In addition, certificates or book entry notations representing the Shares may contain such other restrictive legends as may be reasonably required under applicable state blue sky laws and, if applicable, a legend regarding affiliate status of the Purchaser set forth in Schedule 1 hereto, in the form included therein. (b) The Company agrees that at such time as such legend is no longer required under this section, it will, no later than five (5) business days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Shares, and if such Shares are certificated, issued with a restrictive legend, together with such representations and covenants of such Purchaser or such Purchaser’s executing broker as the Company may reasonably require in connection therewith, deliver or cause to be delivered to such Purchaser a book entry position representing such shares that is free from any legend referring to the Securities Act. The Company shall not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this section. To the extent that certificates or book entry positions are issued representing the Shares, such certificates or book entry positions subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of such Purchaser’s prime broker with the Depository Trust Company (“DTC”). All costs and expenses related to the removal of the legends and the reissuance of any Shares shall be borne by the Company. (c) The restrictive legend set forth in this section above shall be removed and the Company shall issue a certificate or book entry position without such restrictive legend or any other restrictive legend to the holder of the applicable shares upon which it is stamped or issue to such holder by electronic delivery with the applicable balance account at DTC or in physical certificated shares, if appropriate, if (i) such Shares are registered for resale under the Securities

16 Act (provided that, if the Purchaser is selling pursuant to an effective registration statement registering the Shares for resale, the Purchaser agrees to only sell such Shares during such time that such registration statement is effective and such Purchaser is not aware or has not been notified by the Company that such registration statement has been withdrawn or suspended, and only as permitted by such registration statement); (ii) such Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an affiliate of the Company); or (iii) such Shares are eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Upon Rule 144 becoming available for the resale of the Shares, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to the Shares and without volume or manner-of-sale restrictions, the Company shall, at the request of a Purchaser, issue to the Company’s transfer agent the instructions with respect to legend removal consistent with this section. Any fees (with respect to the transfer agent, the Company’s counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company. 5.5 Exculpation Among Purchasers. Purchaser acknowledges that it is not relying upon any other Purchaser, or any officer, director, employee, agent, partner, member or affiliate of any such other Purchaser, in making its investment or decision to invest in the Company. Purchaser agrees that neither any Purchaser nor the respective controlling Persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Shares. SECTION 6. CONDITIONS TO COMPANY’S OBLIGATIONS AT THE CLOSING. 6.1 Each Purchaser’s obligation to purchase the Shares at the Closing is subject to the fulfillment of the following conditions, on or prior to the Closing Date, any of which may be waived by such Purchaser: (a) The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made on and as of such date, except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and covenants in this Agreement required to be performed by it on or prior to the Closing Date. (b) The Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the listing of the Shares. (c) No stop order or suspension of trading shall have been imposed by Nasdaq, the Commission or any other governmental regulatory body with respect to public trading in the Common Stock (any such order or suspension, a “Suspension”).

17 (d) Each Purchaser shall have received a certificate signed by an executive officer of the Company, dated as of the Closing Date, certifying the fulfillment of the conditions specified in subsections (a), (b), and (c) of this Section 6.1. (e) Each Purchaser shall have received an opinion of Latham & Watkins LLP, special counsel to the Company, dated as of the Closing Date, in form and substance reasonably acceptable to the Purchasers. (f) Each Purchaser shall have received a certificate signed by the Company’s Secretary, dated as of the Closing Date, certifying the resolutions adopted by the board of directors of the Company (the “Board”) approving the transactions contemplated by this Agreement and the issuance of the Shares, certifying the current versions of the certificate of incorporation and by- laws of the Company and certifying as to the signatures and authority of persons signing this Agreement and related documents on behalf of the Company. (g) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby. 6.2 The obligation of the Company to sell and issue the Shares and to deliver the Shares to each Purchaser, individually, as set forth in the Schedule of Purchasers at the Closing is subject to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company: (a) The representations and warranties made by the Purchasers in Section 5 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date, except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. Each Purchaser shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date. (b) On or prior to the business date immediately prior to the Closing Date, each Purchaser shall have delivered or caused to be delivered its Purchase Amount, in United States dollars, via wire transfer and in immediately available funds pursuant to the wire instructions delivered to such Purchaser by the Company on or prior to the Closing Date, and the Company shall have received such payment in the full. (c) Such Purchaser shall have executed and delivered to the Company the Purchaser Questionnaire and a confidentiality or non-disclosure agreement in form and substance satisfactory to the Company. (d) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been

18 instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby. SECTION 7. TERMINATION OF OBLIGATIONS TO EFFECT CLOSING; EFFECTS. 7.1 The obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Closing shall terminate as follows: (a) upon the mutual written consent of the Company and such Purchasers that agreed to purchase a majority of the Shares to be issued and sold pursuant to this Agreement; (b) by a Purchaser (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment with respect to the Company and shall not have been waived by the Purchaser, prior to the Closing Date; provided, however, that if the failure of any such condition is a result of any curable breach by the Company of this Agreement, such breach has not been cured by the earlier of 10 days after the giving of written notice by the Purchaser to the Company of the breach; or (c) by the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, with respect to the Purchasers and shall not have been waived by the Company, prior to the Closing Date; provided, however, that if the failure of any such condition is a result of any curable breach by the Purchaser of this Agreement, such breach has not been cured by the earlier of 10 days after the giving of written notice by the Company to the Purchaser of the breach. provided, however, that the right to terminate this Agreement under this Section 7.1 shall not be available to any party whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur. 7.2 Nothing in this Section 7 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement. SECTION 8. BROKER’S FEES. The Company and each Purchaser (severally and not jointly), hereby represent that there are no brokers or finders entitled to compensation, commissions, placement agent’s fees or similar payments in connection with the sale of the Shares, and shall indemnify each other for any such fees for which they are responsible. SECTION 9. ADDITIONAL COVENANTS AND AGREEMENTS. 9.1 Nasdaq Listing. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on Nasdaq and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

19 9.2 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Shares and to provide a copy thereof, promptly upon request of any Purchaser. 9.3 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction. 9.4 Short Sales and Confidentiality After the Date Hereof. Each Purchaser covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will, directly or indirectly, engage in any transactions involving the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) after the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated in full. Each Purchaser understands and acknowledges that the Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to effectiveness of a resale registration statement with securities included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 239.10 of the Securities Act Rules Compliance and Disclosure Interpretations compiled by the Office of Chief Counsel, Division of Corporation Finance. 9.5 Securities Laws Disclosure; Publicity. By 5:00 P.M., New York City time, on the trading day immediately following the Effective Date, the Company shall issue a press release disclosing the material terms of the transactions contemplated hereby. On or before 9:00 A.M., New York City time, on the third trading day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K (the “8-K”) with the Commission describing the material terms of this Agreement (and including this Agreement as an exhibit to the Form 8-K). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any public filing with the Commission or any regulatory agency or Nasdaq, without the consent of such Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed, except: (a) as required by federal securities law in connection with (i) any registration statement and (ii) the filing of this Agreement with the Commission; (b) the filing of a Form D with the Commission under the Securities Act and (c) to the extent such disclosure is required by law or Nasdaq regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure permitted under this clause (c). 9.6 Furnishing Information. In order to enable the Purchasers to sell the Shares under Rule 144, until such time as no Purchaser holds Shares, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such twelve (12) month period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the

20 Purchasers to sell the Shares under Rule 144. Additionally, the Company covenants and agrees to take such further action as any Purchaser may reasonably request to enable any such Purchaser to sell such Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions addressed, delivered and acceptable to the Company’s transfer agent and the affected Purchasers relating to such sale pursuant to pursuant to Rule 144, and furnishing to the Purchasers upon any reasonable request a written statement by the Company as to its compliance with the public information requirements of Rule 144 promulgated under the Securities Act and/or the Exchange Act. 9.7 Confirmation of Securities Holdings. Upon request of a Purchaser, as long as such Purchaser is a record holder of the Shares, the Company will use commercially reasonable efforts to cause the transfer agent of the Shares to provide confirmation of such Purchaser’s Common Stock holdings. 9.8 Use of Proceeds. The Company shall use the net proceeds of the sale of the Shares to for general working capital, including the purchase of inventory. The Company shall not use the net proceeds of the sale of the Shares to effect any cash dividend or other form of distribution to any stockholders of the Company. 9.9 Piggyback Registration Rights. If the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Purchaser a written notice of such determination and, if within fifteen (15) business days after the date of the delivery of such notice, a Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of the Shares that such Purchaser requests to be registered (a “Piggyback Registration”); provided, however, that (i) the Company shall not be required to register any Shares that are eligible for resale pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Company transfer agent and the affected Purchasers (without volume restrictions or current public information requirements) promulgated by the Commission pursuant to the Securities Act or that are the subject of a then effective registration statement that is available for resales or other dispositions by such Purchaser and (ii) the Company’s obligations to include the Shares in the registration statement are contingent upon Purchasers furnishing in writing to the Company such information regarding such Purchasers, the Shares of the Company held by such Purchasers and the intended method of disposition of the Shares as shall be reasonably requested by the Company to effect the registration of the Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder. If a managing underwriter or underwriters of any proposed offering of equity securities included in a Piggyback Registration informs the Company and any Purchaser in writing that, in its or their opinion, the number of securities that such Purchaser and any other persons intend to include in such offering exceeds the number that

21 can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such registration statement shall be (i) first, one hundred percent (100%) of the securities that the Company proposes to sell, and (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Shares requested to be sold by each Purchaser that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, and (iii) third, and only if all of the Shares referred to in clause (ii) have been included in such registration statement, any other securities eligible for inclusion in such registration statement. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(a)(ii) prior to the effectiveness of such registration whether or not the Purchasers have elected to include securities in such registration. Additionally, the Company covenants and agrees to take such further action as any Purchaser may reasonably request to enable any such Purchaser to sell such Shares pursuant to the Piggyback Registration, including providing any legal opinions addressed, delivered and acceptable to the Company’s transfer agent and the affected Purchasers relating to such sale pursuant to the Piggyback Registration. SECTION 10. INDEMNIFICATION. 10.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Purchasers, the officers, directors, partners, members, and employees of each Purchaser, each Person, if any, who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members and employees of each such controlling person (each, an “Indemnified Party”), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part on (i) the inaccuracy in the representations and warranties of the Company contained in this Agreement, (ii) the failure of the Company to perform its obligations hereunder, or (iii) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any registration statement, any preliminary prospectus or final Prospectus, or any amendment or supplement thereof filed pursuant to or in connection with a Piggyback Registration (such registration statement, the “Registration Statement”); and the Company will reimburse each Indemnified Party for legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) the failure of such Indemnified Party to comply with the covenants and agreements contained herein, (ii) the inaccuracy of any representations made by such Indemnified Party herein, or (iii) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any Purchaser or any such controlling person in writing specifically for use in such Registration Statement or related prospectus or to the extent that such information relates to such Purchaser’s proposed method of distribution of Shares and was reviewed and expressly approved in writing by the Purchaser expressly for use in such Registration Statement or related prospectus, and provided further that the foregoing indemnity shall not apply to amounts

22 paid in settlement of any loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company. 10.2 Indemnification by Purchasers. Each Purchaser shall severally, and not jointly, indemnify and hold harmless the other Purchasers and the Company, its directors, officers, and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the directors, officers, partners, members or employees of such controlling persons, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors or each of its controlling Persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by such Purchaser to comply with the covenants and agreements contained herein unless such failure by such Purchaser is directly caused by the Company’s failure to provide written notice of a Suspension to such Purchaser, (ii) the inaccuracy of any representation made by such Purchaser herein, or (iii) any untrue statement of a material fact or any omission of a material fact required to be stated in a Registration Statement or related prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by the Purchaser to the Company specifically for inclusion in such Registration Statement or related prospectus or amendment or supplement thereto and has not been corrected in a subsequent writing prior to the sale of the Shares thereunder, or to the extent that such information relates to the Purchaser’s or the Purchaser’s proposed method of distribution of Shares and was reviewed and expressly approved in writing by the Purchaser expressly for use in the Registration Statement or related prospectus or amendment or supplement thereto; and will reimburse the Company, each of its directors, and each of its controlling Persons for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by the Company, each of its directors, and each of its controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any loss, claim, damage, liability or expense if such settlement is effected without the consent of the Purchaser. No Purchaser shall be liable for the indemnification obligations of any other Purchaser. Notwithstanding anything to the contrary herein, in no event shall the liability of any Purchaser be greater in amount than the dollar amount of Purchase Amount paid by such Purchaser for the Shares pursuant to this Agreement. SECTION 11. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows: if to the Company, to:

23 Lifecore Biomedical, Inc. 3515 Lyman Boulevard Chaska, Minnesota 55318 Attention: John D. Morberg, Chief Financial Officer E-Mail: jmorberg@landec.com with a copy (which shall not constitute notice) to: Latham & Watkins LLP 650 Town Center Drive 20th Floor Costa Mesa, CA 92626 Attention: Darren Guttenberg E-Mail: Darren.Guttenberg@lw.com or to such other person at such other place as the Company shall designate to the Purchasers in writing; and if to the Purchasers, at the address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing. SECTION 12. MISCELLANEOUS. 12.1 Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and holders of at least a majority of the Shares; provided, that, in the event of any such change, waiver, discharge, termination, modification or amendment, the Company shall notify each of the Purchasers of such change, waiver, discharge, termination, modification or amendment at the address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing. 12.2 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement. 12.3 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect. 12.4 Replacement of Shares. If the Shares are certificated and any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Company’s transfer agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that

24 fact and an agreement to indemnify and hold harmless the Company and the Company’s transfer agent for any losses in connection therewith or, if required by the transfer agent, a bond in such form and amount as is required by the transfer agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement. 12.5 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchaser as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. 12.6 Governing Law; Jurisdiction; Specific Performance. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts of law principles thereof. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Purchaser or any Indemnified Party. Each Purchaser and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

25 12.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile of “.pdf” signature were the original thereof. 12.8 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. 12.9 Entire Agreement. This Agreement and other documents delivered pursuant hereto, including the exhibit and the Schedule of Exceptions, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. 12.10 Payment of Fees and Expenses. Each of the Company and the Purchasers shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, except that the Company will pay the reasonable and documented legal fees and expenses of counsel to Wynnefield Capital, Inc. incurred with respect to the negotiation, execution, delivery and performance of this Agreement, not to exceed $40,000. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled. 12.11 Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing. 12.12 Waiver of Potential Conflicts of Interest. Each of the Purchasers and the Company acknowledges that Latham & Watkins LLP (“Latham”) may have represented and may currently represent certain of the Purchasers. In the course of such representation, Latham may have come into possession of confidential information relating to such Purchasers. Each of the Purchasers and the Company acknowledges that Latham is representing only the Company in this transaction. By executing this Agreement, each of the Purchasers and the Company hereby waives any actual or potential conflict of interest which has or may arise as a result of Latham’s representation of such persons and entities, and represents that it has had the opportunity to consult with independent counsel concerning the giving of this waiver. [Signature pages follow]

SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written. LIFECORE BIOMEDICAL, INC. By: /s/ James G. Hall Name: James G. Hall Title: Chief Executive Officer

SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written. PURCHASER: Wynnefield Partners Small Cap Value, L.P. By: Wynnefield Capital Management, LLC, its General Partner By: /s/ Nelson Obus Name: Nelson Obus Title: Co-Managing Member Address: 450 Seventh Avenue, Suite 509 New York, New York 10123 Email: nobus@wynncap.com with a copy (which shall not constitute notice) to: Kane Kessler, P.C. 600 Third Avenue, 35th Floor New York, NY 10022 Email: rlawrence@kanekessler.com Attention: Robert L. Lawrence, Esq.

SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written. PURCHASER: Wynnefield Partners Small Cap Value, L.P. I By: Wynnefield Capital Management, LLC, its General Partner By: /s/ Nelson Obus Name: Nelson Obus Title: Co-Managing Member Address: 450 Seventh Avenue, Suite 509 New York, New York 10123 Email: nobus@wynncap.com with a copy (which shall not constitute notice) to: Kane Kessler, P.C. 600 Third Avenue, 35th Floor New York, NY 10022 Email: rlawrence@kanekessler.com Attention: Robert L. Lawrence, Esq.

SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written. PURCHASER: Wynnefield Small Cap Value Offshore Fund Ltd By: Wynnefield Capital, Inc., its Investment Manager By: /s/ Nelson Obus Name: Nelson Obus Title: Co-Managing Member Address: 450 Seventh Avenue, Suite 509 New York, New York 10123 Email: nobus@wynncap.com with a copy (which shall not constitute notice) to: Kane Kessler, P.C. 600 Third Avenue, 35th Floor New York, NY 10022 Email: rlawrence@kanekessler.com Attention: Robert L. Lawrence, Esq.

EXHIBIT A SCHEDULE OF PURCHASERS Name and Address Number of Shares Aggregate Purchase Price of Shares Wynnefield Partners Small Cap Value, L.P. I 345,260 $2,749,995.90 Wynnefield Partners Small Cap Value, L.P. 188,324 $1,500,000.66 Wynnefield Small Cap Value Offshore Fund Ltd 94,162 $750,000.33 TOTAL 627,746 $4,999,996.89